Exhibit 99.1

Investor Day December 14, 2007

CONFIDENTIAL 1 Forward-Looking Statements Certain matters discussed in this presentation and oral statements made from time to time by representatives of the Company (including, but not limited to, statements regarding the identification of acquisition candidates, and the completion and/or integration or accretion of any such transactions; statements regarding our expectations of Universal American’s operating plans and strategies generally; statements regarding our expectations of the performance of our Medicare Supplement and Medicare Advantage businesses and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; our ability to institute future rate increases; expectations regarding our Part D program, including our estimates of membership, costs and revenues; and future operating results) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although Universal American believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond Universal American's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact Universal American and the statements contained in this presentation can be found in Universal American's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. For forward-looking statements in this presentation, Universal American claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Universal American assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. The discussion in this presentation of Universal American’s financial performance includes financial measures that are not derived from generally accepted accounting principles, or GAAP. Information regarding these non-GAAP financial measures is available in our quarterly earnings press releases in the Investor Relations section of Universal American’s website at www.uafc.com.

2 CONFIDENTIAL OPENING REMARKS & STRATEGY Richard Barasch

CONFIDENTIAL 3 Agenda Lunch 1:30 PM: 12:30 – Closing and Q&A - Richard Barasch 12:30 PM: 12:00 – Financials - Bob Waegelein 12:00 PM: 11:30 – Administration - Jason Israel 11:30 AM: 11:10 – Traditional Insurance - Gary Bryant 11:10 AM: 10:50 – Break 10:50 AM: 10:30 – Health Plans - Ted Carpenter 10:30 AM: 10:10 – PFFS - Gary Bryant 10:10 AM: 9:50 – Part D - Gary Bryant, Charles Hallberg 9:50 AM: 9:30 – Opening Remarks & Strategy - Richard Barasch 9:30 AM: 9:00 –

CONFIDENTIAL 4 Strategic Themes • Senior Market Opportunity • Products • Provider centric • Growth in Membership • Distribution • Brand identity • Political Risk • Migration strategy • Low cost operator •Ongoing Opportunism

CONFIDENTIAL Source: Medicare Current Beneficiary Survey (MCBS) 2004 Access to Care File. CBO projections as of April 2007. . Senior Market Opportunity Employer Sponsored 33% Other 1% Medicare Advantage 20% Medicare Supp. 18% FFS Only 16% Medicaid 12% Fastest growing demographic segment. Baby boomers start to reach 65 in 2010. Private sector Medicare coverage expected to increase from $75 billion in 2007 to $179 billion by 2016 Source: 2005 US Census and 2007 CBO Budget Projections ($ in billions) Medicare Population & Spending Medicare Coverage by Type $300 $400 $500 $600 $700 $800 $900 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 30.0 35.0 40.0 45.0 50.0 55.0 Medicare Spending ($ Billions) Medicare Population (millions) 5

CONFIDENTIAL 6 Universal American Transformation Passage of MMA Acquired Heritage Part D Rollout Acquired MemberHealth PFFS Expansion Key Developments ($ in millio ns) Revenues HMO - $ 0% 90 $ 12% 219 $ 24% 338 $ 24% 512 $ 12% PFFS - 0% 3 0% 22 2% 112 8% 1,421 32% Medicare Advantage - 0% 94 12% 241 27% 451 32% 1,933 44% Prescription Pathway s - 0% - 0% - 0% 296 21% 309 7% MemberHealth - 0% - 0% - 0% - 0% 1,575 35% Part D - 0% - 0% - 0% 296 21% 1,884 42% Senior Market Health 272 49% 360 47% 396 44% 378 27% 316 7% Specialty Health / Life & Annuity 239 43% 259 34% 197 22% 199 14% 197 4% Traditional Insurance 511 91% 620 80% 594 66% 578 41% 513 12% Senior Administrative Services 49 9% 57 7% 59 7% 85 6% 107 2% Total Segment Revenues 559 $ 100% 770 $ 100% 893 $ 100% 1,409 $ 100% 4,437 $ 100% Corporate/Eliminations (39) (44) (43) (60) (85) Total Revenues 521 $ 726 $ 851 $ 1,349 $ 4,352 $ Annualize d FY 2006 FY 2007 Actual Actual Actual Actual Pro-Forma FY 2003 FY 2004 FY 2005

CONFIDENTIAL 7 Growth in Senior Membership Medicare Advantage Medicare Part D • Prescription Drug Plans • Prescription Pathway • Community CCRx Traditional Senior Market Business • Medicare Supplement • Senior Acute Care and Dental • Other Senior Products • HMO Plans • Private Fee-for-Service 0 0 Y/E 2003 Y/E 2007 46,000 190,000 0 0 500,000 1,200,000 184,000 8,000 165,000 309,000 0 180,000 Total 489,000 2,294,000

CONFIDENTIAL 8 Member Migration Strategy Private FFS PPO HMO Driving Forces for Product Performance Increased medical management Alignment with providers Medicare Supplement Other Products Medicare Part D Universal American Distribution

Management Team

- Richard Barasch
  - TPA — Jason Israel
  - Traditional Insurance — Gary Bryant
  - Medicare Advantage
    - Health Plans — Ted Carpenter
    - PFFS — Gary Bryant
  - Part D
    - Prescription Pathways — Gary Bryant
    - Member Health — Chuck Hallberg
  - Finance, Corporate — Bob Waegelein
  - Corporate Development — Gary Jacobs
  - Marketing — Sandy Kummerer
  - Sales — Gary Bryant
  - Compliance — Steven Najjar
  - Human Resources — Jeff Robinson
  - Legal — Mitchell Stier
  - Information Technology — Fred Rook
  - Investor Relations — Rob Cho

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UNIVERSAL AMERICAN

CONFIDENTIAL 10 Premier Distribution Network Unique Distribution Capabilities New Business Written ($ in millions) • Nationwide access via quality network of career and independent agents • 3,400 career agents in 47 states • 32,000 independent agents in 47 states • Universal American has been able to leverage its traditional insurance sales force to the “new” environment; distribution force has embraced the Medicare Advantage products • MemberHealth – Pharmacy distribution $170 $313 37% 12% 11% 51% 63% 54% 98% 12% 1% 20% 32% $1,743 $389 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2005 2006 YTD Q3 '06 YTD Q3 '07 Sr Market Health Med Advantage Other products Part D

CONFIDENTIAL 11 Product Distribution Across Senior Product Lines Senior Market Health Geography Distribution •Career Agents •Independent Agents •IMO’s •Career Agents •Independent Agents •IMO’s •Community CCRx •Career Agents •Independent Agents •IMO’s •Community CCRx •Career Agents •Independent Agents •Direct 35 states All 34 CMS regions 15 states (2006) 35 states (2007) 47 states (2008) TX, WI, OK Medicare Supplement Medicare Part D Medicare Advantage HMO Medicare Private Fee For Service

CONFIDENTIAL 12 Opportunism • Acquisitions • Acquired 1 PBM/PDP company, 12 insurance companies, 4 blocks of business and 3 administrative companies since 1991 • Acquired MemberHealth in September 2007 • Acquired Harmony Health in March 2007 • Acquired Heritage Health Systems in May 2004 • Products • Part D • PFFS • PPO • Strategic Alliances • National Community Pharmacy Association • CVS/Caremark • Hartford

13 CONFIDENTIAL PART D Gary Bryant Chuck Hallberg

CONFIDENTIAL 14 Part D – Prescription Drug Plans • 1.7 million members as of September 30, 2007 • Assigned 92K duals for 2008 • Community CCRx (MemberHealth): Strategic alliance with NCPA • Pharmacy-centric • 34 regions and 2 territories • Under the benchmark in 30 regions • Prescription Pathway: Strategic alliance with Caremark, PBM subsidiary of CVS • Shared risk, PBM revenues • All regions • Under the benchmark in 30 regions • Growth Opportunities • Retiree group plans • Outlook • Tighter margins $1,455 $2,019 $564 $573 $0 $500 $1,000 $1,500 $2,000 $2,500 Dec-06 Sep-07 Business Overview Annualized Revenues Membership ($ in millions) (In thous ands) Prescription Pathway Community CCRx 1,185 1,681 496 456 0 500 1,000 1,500 2,000 Dec-06 Sep-07

MemberHealth Business Model

- **Pharmacists are considered a trusted advisor**
- **We engage Pharmacists by providing the opportunity to influence clinical outcomes**
  - Pharmacists are encouraged to utilize their clinical expertise to manage drug spend and the clinical needs of the Beneficiary
  - Pharmacists are incentivized to control drug spend for MemberHealth
- **Many Pharmacies provide access to Agents / Brokers in store**

Aligning Historically Divergent Interests

Prescribers

Providers

Payors

Beneficiary Centric Focus



Pharmacy Centric Model

Value Added Outcomes

Efficient and effective sales and distribution network

Maximize generic substitution rates

Control overall pharmacy costs

Avoid over reliance on manufacturer inspired incentives

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UNIVERSAL AMERICAN

CONFIDENTIAL 16 First Community CCRx Interaction • 1st opportunity to convert to generic / TI • Pharmacist compensated for review Pharmacist Pharmacist / Beneficiary Interactions – Benefits for Both Subsequent Interactions Pharmacist Pharmacist “Welcome to CCCRx Medication Review” • Face to face interview Beneficiary Submits Rx Generic Conversion / TI MTM • 30 min session Result Result Result Pharmacy Beneficiary • Pharmacy gets generic dispensing fee • 2nd opportunity to convert to generic / TI • Pharmacy compensated for MTM service Consults Consults Fills • Beneficiary reduces drug spend • Beneficiary gets clinical benefit • Has opportunity to ask questions • Can plan to avoid doughnut hole • Beneficiary gets clinical benefit

17 CONFIDENTIAL PRIVATE FEE FOR SERVICE Gary Bryant

CONFIDENTIAL 18 • 190,000 members as of September 2007 • Over 80% of membership located in 125 markets • Robust market conduct and compliance procedures • Approximately 12,000 certified agents • Expansion • 2006: 450 counties in 15 states • 2007: 2,500 counties in 35 states • 2008: 3,100 counties in 47 states • Retiree group opportunity $1,562 $144 $36 $0 $500 $1,000 $1,500 $2,000 Dec-05 Dec-06 Sep-07 Medicare Advantage Private Fee for Service Business Overview Annualized Revenues Membership ($ in millions) 190,000 18,183 5,078 0 50,000 100,000 150,000 200,000 Dec-05 Dec-06 Sep-07 1,045% 1,084%

CONFIDENTIAL 19 Private Fee for Service • Provider Relations • Dedicated team • Liaison between members, providers & agents • Voluntary Care Management • Performs health risk assessments, stratified into intensive case management • Proactively assists members with their healthcare concerns and needs • Follows inpatient admissions and provides health education and support to our members • Provides the member with coordination of their health care needs

CONFIDENTIAL 20 Member Migration Strategy Private FFS PPO HMO Driving Forces for Product Performance Increased medical management Alignment with providers Medicare Supplement Other Products Medicare Part D Universal American Distribution

21 CONFIDENTIAL MEDICARE ADVANTAGE HEALTH PLANS Ted Carpenter

CONFIDENTIAL 22 $360 $237 $477 $0 $100 $200 $300 $400 $500 Dec-05 Dec-06 Sep-07 Medicare Advantage HMO Plans • 46,000 members as of September 2007 • Physician-centric organization • Operate 21 networks in Southeast Texas • 62% of new sales from Universal American agents/brokers (Fall 2007) • Expansion markets • Dallas, TX; Milwaukee, WI • Purchased GlobalHealth (OK) on 3/1/07 • Strong growth opportunities • Internal network expansion • Contiguous counties and new markets • New products Business Overview Annualized Revenues Membership ($ in millions) 24,932 35,246 46,000 0 10,000 20,000 30,000 40,000 50,000 Dec-05 Dec-06 Sep-07 31% 33%

CONFIDENTIAL 23 Different Approaches to Working With Providers Traditional Contract Model • Leverage size to force down unit cost paid per procedure •Win-lose negotiation EVERY TIME vs. Universal American Partnership Model • Put decision making in hands of doctor • Invest in tools to allow doctors to do what they do best • Shared profitability with physicians

CONFIDENTIAL 24 Medicare Advantage Health Plans Performance Model MEDICAL MANAGEMENT Achieve Quality/ Financial Targets PRODUCT DESIGN QUALITY BASED PHYSICIAN INCENTIVES RISK ASSESSMENT

CONFIDENTIAL 25 Critical Success Factors • Physician Responsibility • Highly engaged select provider partners • Strong physician leadership • Aligned Incentives • 2009 – Enhanced physician reimbursement • 2010 – Shared risk pool or gain sharing / quality compensation payments • Network Management • Useful, timely management and clinical information • Careful network design • Medical Management • Clinical information support to physicians and patients • 24/7 hospitalist program • Admission management • UM, CM, DM and RxM

CONFIDENTIAL 26 Member Migration Strategy Private FFS PPO HMO Driving Forces for Product Performance Increased medical management Alignment with providers Medicare Supplement Other Products Medicare Part D Universal American Distribution

27 CONFIDENTIAL TRADITIONAL INSURANCE Gary Bryant

CONFIDENTIAL 28 Traditional Insurance Medicare Supplement Business Overview ($ in millions) Historical Performance • Medicare Supplement • 184,100 policies as of September 2007 • Hedge to Medicare Advantage • Revenues • Rate increases & Effect of “lock-in” • Loss Ratio • Seasonality • Anti-selection? • Lapsation • Increased competition from other Medicare Supplement and MA, especially Private Fee for Service • High in 1st qtr, moderating during the year $396 $378 $287 $8 $242 $15 -$9 -$50 $50 $150 $250 $350 $450 2005 2006 YTD Q3 '06 YTD Q3 '07 Revenues Segment Income

29 CONFIDENTIAL SENIOR ADMINISTRATIVE SERVICES Jason Israel

CONFIDENTIAL 30 $15.8 $17.7 $79.1 $63.0 $85.0 $59.1 $11.8 $9.4 $0 $20 $40 $60 $80 2005 2006 YTD Q3 '06 YTD Q3 '07 Revenues Segment Income Senior Administrative Services • Third party administrative services for the senior market with industry leading clientele • 75% Affiliated business • Products offered: • Outsourcing for senior insurance products • Care management • LTC specialist – underwriting, case management • Non-insured products – Nurse Navigator(SM) Business Overview Historical Performance1 ($ in millions) 1. Includes Affiliated and Non-affiliated revenues 2006 2005 YTD Q3 ‘06 YTD Q3 ‘07

31 CONFIDENTIAL FINANCIALS Bob Waegelein

CONFIDENTIAL 32 New Reporting Segments Medicare Advantage Health Plans Private Fee For Service Senior Health Part D Medicare Supplement Specialty Health Administrative Services Corporate Life and Annuities 2007 SEGMENTS Medicare Advantage Health Plans Private Fee For Service Part D MemberHealth Prescription Pathways Traditional Insurance Medicare Supplement Specialty Health Life and Annuities Administrative Services Corporate 2008 SEGMENTS

CONFIDENTIAL 33 Why is our Profitability so Seasonal? • Part D • Approximately 33% of revenue comes from Part D in ‘08 vs. 20% in ‘07 • Benefit structure for coverage gap is back-end weighted • 2008 more seasonal as a result of corridor expanded to 5.0% from 2.5%; and government reinsurance dropping from 75% to 50% in first corridor band • Medicare Supplement • Benefit structure for deductibles covered are front-end weighted, approx. 80% met in 1st quarter • Amortization of DAC from lapsation for open enrollment concentrated in first quarter • Expenses • Marketing and enrollment expenses concentrated in 1Q and 4Q corresponding with Medicare Advantage selling season

CONFIDENTIAL 34 Impact of Change in Government Corridor 1Q07 2Q07 3Q07 YTD 3Q07 Part D Results, excluding PDMS: Operating Income (8.2) $ (3.9) $ 4.6 $ (7.5) $ Reduced government corridor receivable (1.8) (3.6) (1.3) (6.7) Adjusted Operating Income (10.0) $ (7.5) $ 3.3 $ (14.2) $ Consolidated Results: Reported Net Income, excluding realized gains 2.9 $ 22.5 $ 27.5 $ 52.9 $ Reduced government corridor receivable (1.8) (3.6) (1.3) (6.7) Adjusted Net Income 1.1 $ 18.9 $ 26.2 $ 46.2 $ Note: Excludes the impact from revenues from MemberHealth for 2008, which are approximately 5 times higher than Prescription Pathways.

CONFIDENTIAL 35 2008 Guidance Low High Diluted EPS Operating EPS 1.83 $ 1.95 $ Realized Gains - - Reported EPS 1.83 $ 1.95 $ Diluted shares outstanding (in millions) 94.0 96.0 Revenue ($ in millions) Medicare Advantage Private Fee for Service 2,100 $ 2,300 $ Health Plans 600 700 Part D MemberHealth 1,475 1,575 Prescription Pathways 300 350 Traditional Health Medicare Supplement 240 300 Specialty Health Insurance 90 95 Life Insurance and Annuity 90 100 Administrative Services 75 85 Corporate (90) (95) Total Revenue 4,880 $ 5,410 $ FY 2008

CONFIDENTIAL 36 2008 Guidance Low High Medicare Advantage End of Year Membership Health Plans 56,000 60,000 Private fee-for-service 245,000 265,000 Total 301,000 325,000 Private Fee for Service medical loss ratio 86.0% 88.0% Health Plan medical loss ratio 76.0% 78.5% Medicare Part D End of Year Membership MemberHealth 1,140,000 1,200,000 Prescription Pathways 510,000 530,000 Total 1,650,000 1,730,000 Pre-tax Margin 7.0% 9.0% Traditional Insurance Medicare Supplement Loss Ratio 71.0% 73.0% FY 2008

CONFIDENTIAL 37 GAAP Balance Sheet ($ in millions) 12/31/05 12/31/06 09/30/07 Assets Non-regulated cash & investments 27.9 $ 61.5 $ 242.7 $ Insurance Co. cash & investments 1,481.6 1,616.5 1,926.7 DAC 272.5 262.1 252.0 Intangible assets 123.7 126.1 763.8 Other assets 322.3 518.9 982.6 Total Assets 2,228.0 2,585.0 4,167.8 - - - Liabilities & Equity Policy and other liabilities 1,525.3 1,795.6 2,400.7 Bank debt 95.8 90.6 350.0 Trust preferred securities 75.0 75.0 125.0 Total Liabilities 1,696.1 1,961.1 2,875.7 Equity ex. AOCI 492.0 622.0 1,304.5 AOCI 39.9 1.9 (12.5) Total Equity 531.9 623.9 1,292.0 - - - Total Liabilities & Equity 2,228.0 $ 2,585.0 $ 4,167.8 $ - - - Debt / Total Capitalization [1] 14.5% 11.5% 19.7% Debt + Trust Preferred / Total Capitalization [1] 25.8% 21.0% 26.7% Fully Diluted BVPS $8.27 $10.27 $13.98

CONFIDENTIAL 38 Capital Adequacy Insurance Health Unregulated (in millions) Companies Plans Cash Total Capital as of 12/06 238 $ 44 $ 58 $ 340 $ Projected Capital @ 12/07 451 53 165 669 Increase 213 $ 9 $ 107 $ 329 $ Estimated RBC @ 12/07 525% 525%

CONFIDENTIAL 39 Financing Summary • Financing structured with the goal of maintaining our current S&P (BBB-) and AM Best ratings (B++) • Structure: $350 million credit; $150 million undrawn revolver; matures on September 18, 2012 • Interest Rate – Libor plus 62.5; swapped to fix on $250 million at approximately 4.77% to term (5 years) • Redeemed $15 million on December 4, 2007 • Trust Preferred Outstanding - $110 million • $60 million callable in 2008; current weighted average rate: 8.81% • $50 million callable in March 2012

40 CONFIDENTIAL Q&A

CONFIDENTIAL 41